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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)December 22, 2000
                                                -------------------

                          AK STEEL HOLDING CORPORATION
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             (Exact name of registrant as specified in its charter)


        Delaware             File No. 1-13696             31-1401455
     ---------------     ------------------------      -----------------
     (State or other     (Commission file number)       (IRS employer
     jurisdiction of                                    identification
     incorporation)                                     number)


               703 Curtis Street, Middletown, Ohio        45043
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             (Address of principal executive offices)  (Zip code)


Registrant's telephone number, including area code: 513-425-5000
                                                    ------------

                                 Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5. Other Events.
        ------------

        Filed herewith is a copy of a Press Release, dated December 22, 2000, issued by AK Steel Holding Corporation (the "Company")to announce that its fourth quarter revenues and profits are expected to be considerably lower compared to the third quarter due to steep declines in carbon and stainless spot market selling prices. The Company also said it expects fourth quarter shipments will reflect higher unit sales in the spot market due to slightly lower shipments to the Company's appliance, construction and manufacturing customers.

Item 7. Exhibit.
        -------

        (a) Financial Statements of business acquired:

            Not applicable.

        (b) Pro Forma financial information:

            Not applicable.

        (c) Exhibit:

            (1) Press Release, dated December 22, 2000
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                                   Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    AK STEEL HOLDING CORPORATION


                                                    /s/ Brenda S. Harmon
                                                        ------------------------
                                                        Brenda S. Harmon
                                                        Secretary

Dated:  December 22, 2000
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                          AK STEEL HOLDING CORPORATION

                                    FORM 8-K

                                 CURRENT REPORT

                                  Exhibit Index


Exhibit No.   Description                                 Page
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   (1)        Press Release, dated December 22, 2000        5